                                                                     EXHIBIT 4.1


    NUMBER                                                             SHARES
---------------   ------------------------------------------------  ------------
    -000-                  INCORPORATED UNDER THE LAWS OF               -000-
---------------   ------------------------------------------------  ------------


                                    WYOMING

                  ------------------------------------------------
                              FRONTIER OIL CORPORATION
                  ------------------------------------------------

This Certifies that ________________________________________ is the registered holder of _________________________________ Shares of Common Stock, $.01 par
value per share, of Frontier Oil Corporation transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this _______________________ day of ________________ A.D. ________.

_____________________________________      _____________________________________
              President                                  Secretary

                            [REVERSE OF CERTIFICATE]

                            FRONTIER OIL CORPORATION

                                  CERTIFICATE
                                      FOR

                                     -000-
                                     SHARES

                                       OF

                                  Common Stock
                                 $.01 par value

                                   ISSUED TO


                               __________________
                                     DATED

For Value Received, ______________ hereby sell, assign and transfer unto ______________________ Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________________

                                              __________________________________
            In presence of

_________________________________

NOTICE. THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                                       2